RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2025
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS	RELATED PARTY TRANSACTIONS
Agreements with Directors and Officers

The Company has entered into the following agreements, which were approved by REE’s board of directors in accordance with Israeli law, and also by REE’s shareholders to the extent required by Israeli law.

Joint Ownership Agreement for Company Vehicle. During 2021, REE entered into an agreement with co-founder, director, and CEO Daniel Barel, relating to joint ownership of a company car. REE undertook to provide Daniel Barel with a company car, the value of which is an amount of up to NIS 300 thousand to be borne by REE. The excess cost of the car purchased for such purpose has been, and the ongoing fixed cost of the car will continue to be, borne by Daniel Barel. Such car is registered under REE’s name, but Daniel Barel is entitled to an ownership portion of such car, corresponding to the excess acquisition cost thereof borne by him. In October 2025, the Company sold the company car in the amount of approximately $92 and recognized a capital gain of approximately $44. In accordance with the terms of the agreement, a portion of the proceeds from the sale, reflecting Mr. Barel’s ownership interest in the vehicle, was remitted to Mr. Barel.
Employment of Daniel Barel’s Father-in-Law. Since 2021 co-founder, director, and CEO Daniel Barel’s father-in-law was employed by the Company in the selling, general, and administrative department. His employment with the Company ended during the year 2025.
SpecterX Transaction. On October 29, 2021, REE entered into a license agreement with SpecterX for secure file exchange services. The co-founder and CEO of SpecterX is the brother of co-founder, director, and CEO Daniel Barel. Daniel Barel is also the Chairman of the Board and an investor of SpecterX. Prior to entering into the agreement with SpecterX, REE conducted an extensive analysis of the available solutions, and determined that SpecterX best met REE’s needs. On May 14, 2026, the Company reviewed and re-approved the license agreement with SpecterX.
Agreement with Samvardhana Motherson International Limited ("Motherson") and REE. In September 2024, the Company entered into SPAs, with Motherson included as one of the investors (see Notes 10(c) and 10(e)). Motherson has agreed to provide services relating to development, management, and optimization of the Company’s supply chain which shall also include supplier development and management, part development cost management, contract and purchase order management, supply chain management including logistics, compliance and regulatory adherence, crises and risk management, resource planning, and information and technology system integration. The Company has agreed to pay Motherson, on a quarterly basis, an amount equal to fifty percent (50%) of certain cost improvements that would be achieved under the Motherson Agreement (“Quarterly Fees”) in addition to annual payments for such resources required to be deployed by Motherson for the purpose of rendering the services under the Motherson Agreement, which shall be agreed upon by REE and Motherson. During the year ended December 31, 2025 the Company has incurred $256 under this agreement.

Transactions with the related parties were as follows:

	Year ended December 31,
	2025	2024	2023
Selling, general and administrative expenses, net	$80	$126	$41

Balances with the related parties were as follows:

	December 31, 2025	December 31, 2024
Employees and payroll accruals	$—	$51